UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2026

HPS Real Assets Lending Company LP

(Exact name of Registrant as specified in Its Charter)

Delaware	000-056811	39-4607136
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West 57th Street, 33rd Floor
New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 287-6767

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

On September 1, 2026, HPS Real Assets Lending Company LP (the “Company”) issued and sold the following unregistered limited partnership interests (the “Shares”) for both HPS Real Assets Lending Company LP- Series I (“Series I”) and HPS Real Assets Lending Company LP- Series II (“Series II”) (with the final number of shares being determined on September 28, 2026) for cash (unless otherwise noted):

Class	Number of Shares Sold	Aggregate Consideration
Series I
I Shares	—	$—
D Shares	—	$—
S Shares	—	$—
F-I Shares	28,994	$738,176
F-D Shares	100,943	$2,570,000
F-S Shares	217,891	$5,547,500
E Shares	982	$25,000
Series II
I Shares	—	$—
D Shares	—	$—
S Shares	—	$—
F-I Shares	90,820	$2,317,727
F-D Shares	745,102	$19,015,000
F-S Shares	69,161	$1,765,000
E Shares	2,155	$55,000

The offer and sale of Shares above were exempt from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 8.01.	Other Events.

Transactional Net Asset Value

On September 28, 2026, HPS Investment Partners, LLC (the “Manager”), the Company’s manager determined the transactional net asset value (“Transactional Net Asset Value”) per share, being the price at which sales of the Shares are made, of the following classes of Shares for both Series I and Series II as of August 31, 2026:

Class	Transactional Net Asset Value per Share
Series I
I Shares	$25.46
D Shares	$25.46
S Shares	$25.46
F-I Shares	$25.46
F-D Shares	$25.46
F-S Shares	$25.46
E Shares	$25.46
Series II
I Shares	$25.52
D Shares	$25.52
S Shares	$25.52
F-I Shares	$25.52
F-D Shares	$25.52
F-S Shares	$25.52
E Shares	$25.52

The Transactional Net Asset Value of the Company’s outstanding shares is also available on its website at https://www.hreal.com, but the contents of the website are not incorporated by reference in or otherwise a part of this Current Report on Form 8-K.

For additional information, please see additional details included in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Distributions

On September 28, 2026, the Company declared distributions for each class of Shares for both Series I and Series II in the amounts per share set forth below:

Class	Distribution - Regular	Distribution - Variable Supplemental	Total Distribution
Series I
I Shares	$0.1146	$0.0191	$0.1337
D Shares	$0.1106	$0.0189	$0.1295
S Shares	$0.1009	$0.0186	$0.1195
F-I Shares	$0.1146	$0.0191	$0.1337
F-D Shares	$0.1106	$0.0189	$0.1295
F-S Shares	$0.1009	$0.0186	$0.1195
E Shares	$0.1146	$0.0191	$0.1337
Series II
I Shares	$0.1458	$0.0243	$0.1701
D Shares	$0.1407	$0.0241	$0.1648
S Shares	$0.1284	$0.0237	$0.1521
F-I Shares	$0.1458	$0.0243	$0.1701
F-D Shares	$0.1407	$0.0241	$0.1648
F-S Shares	$0.1284	$0.0237	$0.1521
E Shares	$0.1458	$0.0243	$0.1701

The distributions for each class of Shares are payable to shareholders of record as of September 30, 2026 and will be paid on or about October 30, 2026.

These distributions will be paid in cash or reinvested in additional Shares for shareholders participating in the Company’s distribution reinvestment program.

Special Note Regarding Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions may indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this Current Report on Form 8-K involve risks and uncertainties, including factors outside of the Company’s control. The Company’s actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Item 1A. Risk Factors” and elsewhere in the Company’s latest registration statement on Form 10 and in the other reports and documents filed by the Company with the SEC. Although the Company believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. The Company assumes no duty and does not undertake to update the forward-looking statements, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Net Asset Value as of August 31, 2026

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPS REAL ASSETS LENDING COMPANY LP

Date: October 2, 2026	By:	/s/ Robert Busch
	Name:	Robert Busch
	Title:	Chief Financial Officer and Principal Accounting Officer (Principal Financial Officer)